EX-99.(j)



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby appoints David M. Barse, Vincent Dugan and W. James Hall and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for the undersigned, in the place and stead of the undersigned, to sign the Registration Statement of Third Avenue Trust under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which shall together constitute one instrument.

Signature                                   Capacity                  Date
---------                                   --------                  ----

/s/ Martin J. Whitman                       Trustee                   12/22/04
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Martin J. Whitman

/s/ David  M. Barse                         Trustee                   12/22/04
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David  M. Barse

/s/ Jack W. Aber                            Trustee                   12/22/04
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Jack W. Aber

/s/ William E. Chapman, II                  Trustee                   12/22/04
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William E. Chapman, II

/s/Lucinda Franks                           Trustee                   12/22/04
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Lucinda Franks

/s/ Edward J. Kaier                         Trustee                   12/22/04
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Edward J. Kaier

/s/ Marvin Moser                            Trustee                   12/22/04
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Marvin Moser

/s/ Eric Rakowski                           Trustee                   12/22/04
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Eric Rakowski

/s/ Martin Shubik                           Trustee                   12/22/04
-----------------------------------
Martin Shubik

/s/ Charles C. Walden                       Trustee                   12/22/04
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Charles C. Walden